UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 ON FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2014

Smoky Market Foods, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52180	20-4748589
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1511 E. 2nd St.
Webster City, IA	50595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(515) 724-7976

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Accountant

On May 30, 2014, Smoky Market Foods, Inc. (the “Company”) filed a Current Report on Form 8-K dated May 15, 2014 (the “Report”) reporting the resignation Silberstein Ungar, PLLC (“Silberstein Ungar”) as its independent public accounting firm.

As required by Item 3-04(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, the Company provided a copy of the Report to Silberstein Ungar and requested that it furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements in the Report. A copy of the letter received from Silberstein Ungar is filed with this Amendment No. 1 on Form 8-K/A as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Silberstein Ungar dated June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smoky Market Foods, Inc.

Dated: July 8, 2014	By	/s/ Edward Feintech
Edward Feintech, Chief Executive Officer